EXHIBIT 32.1

Certification of Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Executive Officer of Post Holdings, Inc. (the "Company"), hereby certifies that, to his knowledge on the date hereof:

(a)
the quarterly report on Form 10-Q for the quarterly period ended June 30, 2012, filed on the date hereof with the Securities and Exchange Commission (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	September 14, 2012	By: /s/ William P. Stiritz
William P. Stiritz
Chief Executive Officer and
Chairman of the Board of Directors

A signed original of this written statement required by Section 906 has been provided to Post Holdings, Inc. and will be retained by Post Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Financial Officer of Post Holdings, Inc. (the "Company"), hereby certifies that, to his knowledge on the date hereof:

(a)
the quarterly report on Form 10-Q for the quarterly period ended June 30, 2012, filed on the date hereof with the Securities and Exchange Commission (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	September 14, 2012	By: /s/ Robert V. Vitale
Robert V. Vitale
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Post Holdings, Inc. and will be retained by Post Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.